UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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BITSTREAM INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BITSTREAM INC. 245 FIRST STREET, 17TH FLOOR CAMBRIDGE, MASSACHUSETTS 02142

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 24, 2007, 10:00 a.m.

NOTICE IS HEREBY GIVEN to the stockholders of BITSTREAM INC., a Delaware corporation (the “Company”), that the Annual Meeting of Stockholders (the “Meeting”) will be held at the Company’s principal offices located at 245 First Street, 17th Floor, Cambridge, Massachusetts 02142 at 10:00 a.m., Eastern Daylight Time, on May 24, 2007 for the following purposes:

1. To elect a board of five (5) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified; and

2. To transact such other and further business as may properly come before the Meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on April 12, 2007 are entitled to notice of and to vote at the Meeting or any adjournment thereof. The stock transfer books of the Company will not be closed.

A copy of the Company’s Annual Report for the year ended December 31, 2006 accompanies this notice.

By Order of the Board of Directors,

CHARLES YING

Chairman of the Board

Boston, Massachusetts

April 24, 2007

RETURN OF PROXIES

A proxy and self-addressed envelope are enclosed for your use. Whether or not you plan to attend the Meeting, our Board of Directors requests that you execute and return your proxy in the enclosed envelope in order to secure a quorum, to avoid the expense of additional proxy solicitation and to ensure that your shares will be represented at the Meeting. Your cooperation is greatly appreciated.

Bitstream Inc.

245 First Street, 17th Floor

Cambridge, Massachusetts 02142

PROXY STATEMENT

The enclosed proxy (“Proxy”) is solicited by the Board of Directors (the “Board”) of Bitstream Inc., a Delaware corporation (the “Company”), for use at our Annual Meeting of Stockholders (the “Meeting”) to be held at the our principal offices located at 245 First Street, 17th Floor, Cambridge, Massachusetts 02142 on May 24, 2007, at 10:00 a.m., Eastern Daylight Time and at any adjournment or adjournments thereof. Any stockholder giving a Proxy has the power to revoke it at any time before it is voted by executing another Proxy bearing a later date or by giving written notice of revocation to the Company addressed to the Secretary prior to the Meeting or by oral or written notice at the Meeting or by voting in person by ballot at the Meeting. A stockholder’s attendance at the Meeting will not by itself revoke a Proxy.

The mailing address of our principal executive office is 245 First Street, 17th Floor, Cambridge, Massachusetts 02142, Telephone No. (617) 497-6222. The approximate date on which this proxy statement (the “Proxy Statement”) and form of Proxy are first being sent or given to stockholders is on or about April 24, 2007.

SOLICITATION OF PROXIES

The persons named as proxies are Charles Ying, our Chairman of the Board, and Anna M. Chagnon, our President, Chief Executive Officer, General Counsel and Secretary. The stock represented at the Meeting by the enclosed Proxy will be voted in the manner specified by the stockholder executing the same. In the absence of specification, the shares of stock will be voted FOR the election of each of the five persons nominated by the Board to serve as directors and in the discretion of the proxies on other business which may properly come before the Meeting. The cost of preparing, assembling and mailing the Proxy, this Proxy Statement and the other material enclosed will be borne by the Company. In addition to these mailed proxy materials, our directors, officers and employees (who will receive no compensation in addition to their regular salaries) may solicit proxies in person, by telephone or by other means of communication. We will request brokerage houses, banking institutions, and other custodians, nominees and fiduciaries, with respect to shares held of record in their names or in the names of their nominees, to forward the proxy material to the beneficial owners of such shares of stock and will reimburse them for their reasonable expenses in forwarding the proxy material.

SHARES OUTSTANDING AND VOTING RIGHTS

Only holders of record of shares of Class A Common Stock, $0.01 par value (“Class A Shares” or “Class A Common Stock”), at the close of business on April 12, 2007 (the “Record Date”) are entitled to vote at the Meeting, or any adjournment thereof. On the Record Date, there were 9,645,128 Class A Shares issued and outstanding. Each Class A Share is entitled to one vote on all matters to be voted upon. The presence in person or by properly executed Proxy of the holders of a majority of the issued and outstanding shares of Class A Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. Directors are elected by a majority of the votes present in person or by proxy at the Meeting and voting on such proposal. The affirmative vote of a majority of the votes present in person or by proxy at the Meeting is required for the approval of any other business which may properly be brought before the Meeting or any adjournment thereof.

Stockholders of record vote at the Meeting by casting ballots (in person or by proxy), which are tabulated by a person who is appointed by the Board before the Meeting to serve as the inspector of election at the Meeting and who has executed and verified an oath of office. For purposes of determining the number of votes cast with respect to a particular matter, only those cast “For” or “Against” are included. Abstentions and broker non-votes (i.e. shares held by a broker or nominee which are represented at the Meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) are counted only for purposes of determining whether a quorum is present at the Meeting.

Our stock transfer books will not be closed. Stockholders who do not expect to attend the Meeting, but wish to have their shares of stock voted at the Meeting, are urged to complete, sign, date and return the enclosed Proxy as promptly as possible.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Five directors are to be elected to serve until the next annual meeting of our stockholders or until the election and qualification of their respective successors. Each of the nominees named below currently serves as a director of the Company. The persons named in the accompanying Proxy intend to vote (unless authority to vote for directors is withheld in such Proxy) all duly executed Proxies unrevoked at the time of the exercise thereof for the election to the Board of all of the nominees named below, each of whom consented to be named herein and to serve as a director if elected at the Meeting. The Board knows of no reason why any of the nominees will be unavailable or unable to serve as a director, but in the event that any nominee should become unavailable prior to the Meeting, the Proxy will be voted for a substitute nominee designated by the Board if a substitute nominee is designated. Listed below is certain information with respect to each current nominee for election as a director. For information concerning the number of shares of Class A Common Stock beneficially owned by each nominee, see “Principal and Management Stockholders” included elsewhere herein.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES

Nominees for Directors

The Company’s directors and their ages as of April 12, 2007 are as follows:

NAME	AGE	POSITION WITH THE COMPANY
George B. Beitzel (1)(2)(3)	78	Director
Anna M. Chagnon	40	Director, President, Chief Executive Officer, and General Counsel
Amos Kaminski (1)(2)(3)	77	Director
David G. Lubrano (1)(2)(3)	76	Director
Charles Ying	60	Chairman of the Board and Director

(1)	Member of the Nominating and Corporate Governance Committee.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.

George B. Beitzel has been a director of the Company since April 1989. Mr. Beitzel retired in 1987 from International Business Machines Corporation (“IBM”), where he held numerous positions including serving as a member of the IBM Board of Directors and Corporate Office. Mr. Beitzel currently serves on the Board of Directors of Deutsche Bank Trust Company Americas, Computer Task Group, Inc., Actuate Corporation and Gevity HR, Inc.

Anna M. Chagnon has been a director of the Company since May 2003. Ms. Chagnon has served as our Chief Executive Officer since October 2003. She has also served as our President since June 2000 and as General Counsel since July 1997. She previously served as Chief Operating Officer from August 1998 to October 2003, and Chief Financial Officer from August 1998 to March 2003. From July 1997 to August 1998, she served in various positions at the Company including Vice President, Finance and Administration, Chief Financial Officer and General Counsel, and Vice President and General Counsel. From November of 1996 to July 1997, Ms. Chagnon was Counsel to Progress Software Corporation, a developer and worldwide supplier of solutions to build, deploy and manage applications across Internet, client/server and host/terminal computing environments. From August 1994 to November 1996 she was an attorney for the Boston law firm of Peabody & Arnold LLP where she specialized in corporate, securities, finance and intellectual property law. She holds a Bachelor of Science degree, summa cum laude, from Northeastern University, a Juris Doctor degree from Boalt Hall School of Law of the University of California at Berkeley, and a Master of Business Administration, summa cum laude, from Babson College.

Amos Kaminski has been a director of the Company since 1985 and was Chairman of the Board from 1991 through 1996. Mr. Kaminski founded Interfid Ltd., a venture capital firm, in 1984 and has served as its President and on its Board of Directors since its formation. Mr. Kaminski is also the founder, President and Chairman of the Board of Directors of AFA Asset Services, Inc., a private real estate asset management company, and Chairman of the Board of Directors of Interfid Capital, Inc., an investment management company.

David G. Lubrano has been a director of the Company since 1987. Mr. Lubrano retired in 1985 from Apollo Computer Inc., a corporation engaged in manufacturing workstations, which he co-founded and where he had been a Senior Vice President of Finance and Administration, Chief Financial Officer and a director.

Charles Ying has been Chairman of the Board since April 1997. He has also served as Chief Executive Officer of the Company from May 1997 through October 2003. From January 1992 to January 1996, Mr. Ying served as Chief Executive Officer of Information International Inc., a corporation engaged in the business of designing, manufacturing and marketing computer-based systems that automate document production and publishing. Mr. Ying holds a B.S. and M.S. in Electrical Engineering from the Massachusetts Institute of Technology.

The Company’s By-laws provide that the Board will be elected at the annual meeting of the stockholders, or at a special meeting of the stockholders in lieu thereof, and that all directors shall hold office until the next annual meeting of stockholders, or next special meeting of the stockholders in lieu thereof, or until their successors are chosen and qualified.

CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, or persons performing similar functions. This code of ethics is incorporated in our code of business conduct and ethics that applies to all of our officers, directors, and employees. A copy of our code of business conduct and ethics is available on our website at www.bitstream.com. We intend to satisfy the SEC’s disclosure requirements regarding amendments to, or waivers of, the code of business conduct and ethics by posting such information on our website.

Board Committees and Meetings of the Board

The Board has a standing Audit Committee, a Compensation Committee and the Nominating and Corporate Governance Committee. During the year ended December 31, 2006, the Nominating and Corporate Governance Committee met four times, the full Board met five times, the Compensation Committee met six times, and the Audit Committee met seven times. All incumbent directors attended at least 75% of the aggregate number of the meetings of the Board and the Committees. Each committee’s charter is available through the Corporate Governance link on the Company’s website at www.bitstream.com, or by sending your request in writing to the Corporate Secretary, Bitstream Inc., 245 First Street, 17th Floor, Cambridge, MA 02142-1200. Each committee conducts an annual assessment to determine whether it has sufficient information, resources and time to fulfill its obligations and whether it is performing its obligations. Under the Board’s Corporate Governance Guidelines, each committee may retain experts to assist it in carrying out its responsibilities. The Board of Directors has determined that the members of the Audit Committee, Compensation Committee, and the Nominating and Corporate Governance Committee are “independent” as required by applicable laws and regulations, and the National Association of Securities Dealers listing standards.

The Board and executive management believes that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. The Board and executive management team have been reviewing and will continue to review our corporate governance policies and practices for compliance with applicable regulations and comparison to those suggested by various authorities in corporate governance and the practices of other public companies.

The Audit Committee reviews our accounting practices, internal accounting controls and financial results and oversees the engagement of our independent registered public accountants. This committee also oversees management’s performance of its responsibility for the integrity of our accounting and financial reporting and our systems of internal controls, the performance and qualifications of the independent accountants (including the independent accountant’s independence), and our compliance with legal and regulatory requirements. This committee establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls and the confidential and anonymous submission by employees and others regarding questionable or possibly fraudulent actions or activities. The Board of Directors, based on the recommendation of the Audit Committee, has designated David Lubrano as the “audit committee financial expert.” During 2006, the members of this committee were David Lubrano, serving as Chairperson, George Beitzel and Amos Kaminski.

The Compensation Committee establishes salaries, incentives and other forms of compensation for our directors, officers and other employees. The Compensation Committee also administers our benefit plans and administers the issuance of stock options and other awards under our Stock Plans to all our employees and directors, including the members of such committee. The committee also reviews, and recommends to the full Board, the compensation and benefits for non-employee Directors. During 2006, the members of this committee were George Beitzel, serving as Chairperson, Amos Kaminski, and David Lubrano.

The Nominating and Corporate Governance Committee provides oversight and guidance to the Board of Directors to ensure that the membership, structure, policies, and practices of the Board and its committees facilitate the effective exercise of the Board’s role in the governance of the Company. The committee reviews and evaluates the policies and practices with respect to the size, composition, independence and functioning of the Board and its committees and reflects those policies and practices in corporate governance guidelines, and evaluates the qualifications of, and recommends to the full Board, candidates for election as Directors. During 2006, the members of this committee were Amos Kaminski, serving as Chairperson, George Beitzel, and David Lubrano.

Independence of Directors

Our Board has determined that the majority of the Board is comprised of “independent directors” within the meaning of applicable Nasdaq listing standards applicable to Board composition and Section 301 of the Sarbanes-Oxley Act of 2002. Our independent directors are: Mr. Beitzel, Mr. Kaminski, and Mr. Lubrano. There are no family relationships among any of the executive officers or directors of the Company.

Shareholder Communications with Directors

A shareholder who wishes to communicate directly with the Board, a committee of the Board or with an individual Director, should send the communication to:

Bitstream Inc.

Attn: Board of Directors [or committee name or Director’s name, as appropriate]

245 First Street, 17th Floor

Cambridge, MA 02142-1200

Bitstream will forward all shareholder correspondence about the Company to the Board, committee or individual Director, as appropriate. This process has been approved by the independent Directors of Bitstream.

Nomination of Candidates for Director

In exploring potential candidates for directors, the Nominating and Corporate Governance Committee considers individuals recommended by members of the committee, other Directors, members of management, and shareholders or self-nominated individuals. This committee is advised of all nominations that are submitted to us and determines whether it will further consider the candidates using the criteria described below.

In order to be considered, each proposed candidate must:

•	Be ethical;

•	Have proven judgment and competence;

•	Have professional skills and experience that are complementary to the background and experience represented on the Board and that meet our needs;

•	Have demonstrated the ability to act independently and be willing to represent the interests of all shareholders and not just those of a particular philosophy or constituency; and

•	Be willing and able to devote sufficient time to fulfill his/her responsibilities to Bitstream and its shareholders.

After this committee has completed its evaluation, it presents its recommendation to the full Board for its consideration and approval. In presenting its recommendation, the committee also reports on other candidates who were considered but not selected.

We will report any material change to this procedure in a quarterly or annual filing with the Securities and Exchange Commission and any new procedure will be available through the Corporate Governance link on our website at www.bitstream.com.

Our Bylaws require that a shareholder who wishes to nominate an individual for election as a Director at our Annual Meeting of Shareholders must give us advance written notice no later than 120 days prior to the anniversary date of the Proxy mailing date, or December 26, 2007, in connection with next year’s Annual Meeting and provide specified information. Shareholders may request a copy of the Bylaw requirements from the Corporate Secretary, Bitstream Inc., 245 First Street, 17th Floor, Cambridge, Massachusetts 02142.

Director Compensation

For the year ended December 31, 2006, each director who was not our employee received $25,000 in cash compensation for service as a director of the Company. In addition, our non-employee Chairman of the Board receives an additional $15,000 in cash compensation for his service as Chairman. On August 3, 2006, each non-employee director was awarded options to purchase 10,000 shares of the Company’s Class A common stock, vesting in one-fourth increments on each of the first, second, third and fourth anniversaries of the date of the grant. From January 1, 2007 to April 12, 2007, the Board did not award any stock options to purchase Class A Shares to any Board member.

The following table provides information on the compensation of our directors for the fiscal year ended December 31, 2006. Ms. Chagnon does not currently receive separate compensation for her services as director. For her compensation as our Chief Executive Officer, see Ms. Chagnon’s compensation discussed in this Proxy Statement under the “Compensation Discussion and Analysis” and the data related to her compensation in the Summary Compensation Table and related tables.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash	Option Awards (1)	All Other Compensation	Total
George B. Beitzel	$25,000	$7,452	$—	$32,452
Amos Kaminski	25,000	7,452	—	32,452
David G. Lubrano	25,000	7,452	—	32,452
Charles Ying	40,000	6,619	—	46,619

(1)	For each stock and option award made to directors in 2006 the amount represents the amount recognized for financial statement reporting purposes pursuant to the Statement of Financial Accounting Standards No. 123 (revised 2004) (“FAS 123R”). For the assumptions used in these valuations, see the Notes to Consolidated Financial Statements in our 2006 audited financial statements included within our Annual Report on Form 10-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors, executive officers and stockholders who own more than ten percent of the outstanding Class A Common Stock of the Company to file with the Securities and Exchange Commission and NASDAQ reports of ownership and changes in ownership of voting securities of the Company and to furnish copies of such reports to us.

Based solely on a review of the copies of such forms received by the Company, and on written representations from certain reporting persons, we believe that with respect to the year ended December 31, 2006, its directors, officers and ten-percent stockholders timely filed all such required forms.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has retained PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the audit of our financial statements for the year ended December 31, 2006 and intends to retain PwC for the year ending December 31, 2007. Representatives of PwC are expected to be present at the meeting to answer appropriate questions and they will have the opportunity to make a statement if they desire to do so.

Principal Accountant Fees and Services

We retained our independent registered public accounting firm, PwC, to provide services in the following categories and amounts:

	Years Ended December 31,
	2006	2005
Audit fees	$239,860	$145,000
Tax fees	31,000	31,000
All other fees	9,000	—

Total all fees	$270,860	$176,000

Audit fees include $47,860 for auditing services performed in connection with our adoption of FAS 123R as of January 1, 2006. Tax fees consist of fees for professional services for tax compliance, tax advice, and tax planning. This category includes fees related to the preparation and review of federal, state, and international tax returns. All other fees represent the engagement for tax compliance and planning services in connection with our establishment of a subsidiary in India, Bitstream India Pvt. Ltd., during 2007.

Our Audit Committee (the “Audit Committee”) annually considers whether the provisions of non-audit services by our principal auditors is compatible with maintaining auditor independence and concluded that all such services provided during 2006 were compatible with maintaining auditor independence.

The policy of the Audit Committee is to pre-approve all audit and permissible non-audit services to be performed by the independent auditors during the year. The Audit Committee pre-approves services by authorizing specific projects within the categories outlined above. The Audit Committee’s charter authorizes its Chairperson to address any requests for pre-approval of services between Audit Committee meetings, and the Chairperson must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All services related to Audit-Related Fees and Tax Fees during 2006 were pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee, at the direction of the Board, has prepared the following report for inclusion in this Proxy Statement. The Audit Committee is comprised of Messrs. Beitzel, Kaminski and Lubrano, three non-employee directors who meet the independence criteria prescribed by applicable law and the rules of the SEC for audit committee membership and is an “independent director” within the meaning of applicable NASDAQ listing standards. Each Audit Committee member meets the NASDAQ’s financial literacy requirements. The Board has named Mr. Lubrano, who meets the NASDAQ’s professional experience requirements, as its audit committee financial expert as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC. The Audit Committee acts pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and NASDAQ, a copy of which is attached as Appendix A to this proxy statement and can also be found on our website at http://www.bitstream.com/corporate/pdfs/bitstream-audit+committee+charter.pdf.

The Audit Committee has the responsibility for reviewing Bitstream’s accounting practices, internal accounting controls and financial results and oversees the engagement of our independent registered public accounting firm, including conducting a review of its independence, reviewing and approving the planned scope of our annual audit, overseeing the independent auditors’ audit work, reviewing and pre-approving any audit and audit related services that may be performed by them, reviewing with management and our independent auditors the adequacy of our internal controls, and reviewing our critical accounting policies and the application of accounting principles. The Audit Committee holds meetings with management and our independent registered public accounting firm to review our annual audited financial statements and quarterly financial statements. The Audit Committee establishes procedures, as required under applicable law, for the receipt, retention and treatments of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

We have reviewed and discussed the audited financial statements for the year ended December 31, 2006 and management’s assessment of the effectiveness of Bitstream’s internal controls over financial reporting as of December 31, 2006 with management and the independent registered public accounting firm.

We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees.

We have received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and have discussed with the independent registered public accounting firm its independence.

Based on the reviews and discussions referred to above, in reliance on management and the independent registered public accounting firm, and subject to the limitations of our role, we recommended to the Board of Directors, and the Board has approved, the inclusion of the financial statements referred to above in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Respectfully submitted,

AUDIT COMMITTEE

George B. Beitzel

Amos Kaminski

David G. Lubrano, Chairperson

The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee (the “Compensation Committee”) of the Company at the direction of the Board has prepared the following report for inclusion in this Proxy Statement. The Compensation Committee is comprised of Messrs. Beitzel, Kaminski and Lubrano, three non-employee directors who are “disinterested persons” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and who are “independent” as required by applicable laws and regulations, and the listing standards of the NASDAQ . The Compensation Committee has the responsibility for all compensation matters concerning the Company’s executive officers. The Compensation Committee is also responsible for oversight of our compensation plans and benefit programs and equity based awards to our non-executive employees and consultants. The Compensation Committee acts pursuant to a written charter, which may be found on our web site at http://www.bitstream.com/corporate/pdfs/bitstream-compensation+ committee+charter.pdf.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the Committee recommended to the Board of Directors, and the Board has approved, the inclusion of the Compensation Discussion and Analysis in the Proxy Statement and the Company’s Annual Report on Form 10-K.

Respectfully submitted,

COMPENSATION COMMITTEE

George B. Beitzel, Chairperson

Amos Kaminski

David G. Lubrano

The Compensation Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

Bitstream’s executive compensation program is intended to attract and retain highly-qualified senior managers by providing competitive compensation opportunities that reflect our business results and the individual executive’s performance. During the year ended December 31, 2006, we used salary, bonus, and stock options, to meet these goals. We believe that these compensation opportunities will motivate management’s efforts by ensuring that the rewards received by our executives are consistent with the achievement of our business objectives and with the value added by management to the stockholders’ interests. The program provides for base salaries that reflect such factors as level of responsibility, internal fairness and external competitiveness.

We also believe that a substantial portion of each of our executive’s compensation should be in the form of an incentive bonus. Receipt of this bonus in any given year is contingent upon our achievement of target levels of sales and earnings, strategic acquisitions and other initiatives, introduction of innovative products and services, and the achievement of and progress toward other significant annual financial and operational objectives as determined by the Compensation Committee in its sole discretion. In general, the total cash compensation of our executive officers approximates the average of compensation paid to executives of appropriate comparable companies who occupy positions of similar responsibilities. Our compensation program also provides long-term incentive opportunities in the form of stock options and other forms of equity compensation that strengthen the mutuality of economic interest between management and our stockholders and encourage management stability and continuity. During the year ended December 31, 2006, we awarded options to purchase shares under our 2006 Incentive Compensation Plan to our executive officers that will vest with respect to the right of exercise over a four-year period.

The following is a discussion of each element of our executive compensation program, including a description of the decisions and actions taken by the Compensation Committee with respect to the 2006 compensation for the Chief Executive Officer (the “CEO”) and all executive officers as a group.

Management Compensation Program

Overview

Compensation of our executive officers in the year ended December 31, 2006 (as reflected in the tables that follow with respect to the Named Executive Officers) consisted of the following elements: base salaries and annual incentive bonuses and stock option grants under our 2006 Incentive Compensation Plan. Total annual cash compensation for each executive officer varies each year based on the achievement of our annual objectives and the individual officer’s performance.

Base Salary

With respect to determining the base salary of each of the executive officers, the Compensation Committee takes into consideration a variety of factors, including the executive’s level of managerial responsibility, total Company and career experience, personal performance, and the salaries of similar positions in comparable companies in our industry and geographical area. We review the results of various industry salary surveys to ensure our understanding of competitive compensation levels and practices in the marketplace. From time to time, we utilize the services of a recognized, independent external consulting firm to determine marketplace compensation values and practices, and to assess the reasonableness of the overall compensation program. During 2006, we retained the services of GK Partners to assist us with our marketplace analysis.

Annual Incentive Compensation

Our compensation philosophy includes granting annual cash bonuses which reflect the Company’s business results and each executive’s performance. We therefore maintain discretion to vary overall cash compensation for a given year by varying the size of the cash bonus based on corporate performance and individual performance. These cash bonuses reflect a material part of the overall compensation, with target payments ranging from 50%-100% of salary, depending on management position and overall company performance, and subject to the Compensation Committee’s discretion to award bonuses greater or lower than the target if they deem it appropriate. Because we believe that senior executives can have the greatest impact on the Company’s overall success, we typically set bonus targets at a higher percentage of base salaries for these executives, as compared with other Company employees. However, no executive or employee is guaranteed an annual bonus and the Committee reserves the right to reduce or eliminate bonus awards as it deems appropriate.

Our annual incentive bonus to our executive officers (including the Named Executive Officers) is based on the achievement of objective, financial and operational performance targets and the discretion of the Compensation Committee. These targets may include sales volume, net operating income, accomplishment of certain strategic business initiatives and other performance objectives as may be determined annually. In determining individual incentive bonus awards, the accountability of executive officers and their individual contributions towards the attainment of these objectives are considered. In determining awards for the most recent performance year, we placed considerable emphasis on sales growth, achievement of earnings objectives, new product development, and management of corporate expenses and cash and cash equivalents on hand. The calculation of our financial and operational performance with respect to the determination of these incentive bonus awards, if any, is made as soon as is practicable after the completion of our fiscal year.

Long-Term Incentive Awards

In addition to cash compensation, the Compensation Committee and the Board believe that providing executive officers with stock ownership opportunities aligns the interests of the executives with other stockholders and encourages the executives’ long-term retention with the Company. To date, the long-term incentive element of our management compensation program has been in the form of stock option grants. The 2006 Incentive Compensation Plan, which was adopted on April 14, 2006 and approved by the stockholders on June 1, 2006, authorizes a committee of two or more directors designated by the Board, currently the Compensation Committee, to grant stock options, restricted stock, stock granted as a bonus or in lieu of another award or other stock based awards of up to 2,000,000 shares of Class A Common Stock.

The 2006 Incentive Compensation Plan is intended to create opportunities for executive officers and other key employees of the Company to acquire a proprietary interest in the Company and thereby enhance their efforts in the service of the Company and its stockholders. In addition, the vesting provisions of such awards (which limit the exercisability of such options for certain periods of time) encourage the continued service and stability of the management team.

Awards are typically granted annually, although supplemental awards are granted from time-to-time. All options granted in fiscal 2006 were subject to a four-year vesting provision. We award executive stock options based upon each executive’s management position, responsibilities and performance over the previous year and the executive officer’s anticipated future performance, potential and responsibilities. We also review prior option grants to each executive, including the number of shares that continue to be subject to vesting under their respective outstanding options, in setting the size of options to be granted to the executive officers. In addition, we use data compiled by our independent compensation consultant on stock options granted by comparable companies based on industry and revenue. On August 3, 2006, the Board awarded Incentive Stock Options (“ISOs”) to purchase 25,000 Class A Shares to each of John Collins, James Dore, Sampo Kaasila, and Costas Kitsos and 50,000 Class A Shares to Anna Chagnon. Such options have an exercise price equal to the fair market value of the Class A Common Stock of the Company on the date of grant as reported on NASDAQ, are exercisable for ten years and vest in one-fourth increments on each of the first, second, third and fourth anniversaries of the date of the grant.

Individual Performance

Anna M. Chagnon has served as our Chief Executive Officer since October 2003. Ms. Chagnon’s salary remained at $250,000 for 2006. The Compensation Committee has determined that Ms. Chagnon’s salary is below the median salary of Chief Executive Officers in a selected group of comparable companies. Ms. Chagnon is eligible to participate in the same executive compensation programs in which our other executive-level employees participate. For 2006, Ms. Chagnon’s target bonus was 60% of salary. The Compensation Committee evaluates Ms. Chagnon’s performance and determines her bonus by reviewing the Company’s overall revenue growth and operating profit, her supervision of the Company’s management team, and the Company’s success in achieving the goals contained in the Company’s budget for the year. This year, the Compensation Committee determined that Ms. Chagnon met those goals by, among other things, guiding the Company to better-than-budgeted financial results, and helping to consummate several key new business relationships. Accordingly, the Committee awarded Ms. Chagnon a bonus of $200,000 (133% of her target bonus). Her total annual compensation for 2006 (including compensation derived from salary and annual incentive bonus) was determined by the Compensation Committee in consideration of the same performance criteria used to establish pay levels for all other executive-level employees. On August 3, 2006, Ms. Chagnon was granted a stock option under our 2006 Incentive Compensation Plan for 50,000 shares of our common stock at a price per share of $4.45 as part of the annual grant process described above. These options vest over four years at a rate of 25% on the first, second, third and fourth anniversary of the grant.

Ms. Chagnon directly supervises and manages the other named executive officers (“NEO’s”) of the Company. Ms. Chagnon reviews the NEO’s performance against operating and strategic goals set for that executive during the previous year. She then further assesses each of the NEO’s individual performance by measuring the NEO’s contribution to the Company’s consolidated results and the Company’s success in achieving the goals contained in the Company’s budget for the year. Based on this assessment, Ms. Chagnon recommends bonus amounts for each of the NEO’s to the Compensation Committee. The Compensation Committee considers Ms. Chagnon’s recommendations and approves or modifies, as necessary, the recommended bonus amounts as it deems appropriate, in its sole discretion. For 2006, the Committee set the target bonus for the other NEO’s at 50% of their respective annual salary. Based upon the Company’s better-than-budgeted financial results and Ms. Chagnon’s evaluation that each of the NEO’s had met their goals and exceeded expectations in contributing to a very strong year for the Company, Ms. Chagnon recommended and the Compensation Committee awarded bonuses of $100,000 (approximately 133% of the individual target bonus) to each of the NEO’s.

Employment and Severance Agreements

The Company does not currently have any written employment and/or severance agreements (including any that might pertain to a Change-in-Control of the Company) with the Chief Executive Officer (Ms. Chagnon) or any of the other Named Executive Officers.

Summary Compensation Table

The following table sets forth certain summary information concerning compensation during the year ended December 31, 2006 by the Company to its Chief Executive Officer (the “CEO”), and the four most highly compensated executive officers other than the CEO who were serving as executive officers on December 31, 2006, whose aggregate salary and bonus exceeded $100,000 for the year ended December 31, 2006, (together, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Salary ($)	Bonus ($)(1)	Options/ Warrants ($)(2)	Non-equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Anna M. Chagnon President & CEO	250,000	—	94,695	200,000	3,300	547,995

James P. Dore Vice President & CFO	150,000	—	32,533	100,000	3,294	285,827

Costas Kitsos Vice President of Engineering	160,000	—	16,345	100,000	3,300	279,645

Sampo Kaasila Vice President of Research and Development	150,000	—	16,345	100,000	3,294	269,639

John S. Collins Vice President and Chief Technology Officer	120,000	—	16,345	100,000	2,845	239,190

(1)	Under the new executive compensation disclosure rules issued by the SEC, payments which we previously reported as a bonus are disclosed for the current year in the Non-Equity Incentive Plan Compensation column and in the Grants of Plan-Based Awards Table below to the extent they do not represent mandatory payments.
(2)	The stock option and warrant compensation amounts for 2006 represent the amount recognized for financial statement reporting purposes pursuant to the Statement of Financial Accounting Standards No. 123 (revised 2004) (“FAS 123R”). These amounts disregard any estimates based on forfeitures relating to service-based vesting conditions. These numbers are not necessarily indicative of the intended cash equivalent value of each grant, which amount is represented in the Grants of Plan Based Awards table. We have not made any stock awards as of the year ended December 31, 2006. For the assumptions used in these valuations, see the Notes to Consolidated Financial Statements in our 2006 audited financial statements included within our Annual Report on Form 10-K.
(3)	Amounts represent the actual annual incentive compensation payments to each officer pursuant to our annual incentive plan. These bonus amounts were paid in February 2007.
(4)	Represents matching contributions by the Company for the account of the Named Executive Officer under the Company’s 401(k) Plan unless otherwise noted.

All of the Company’s Named Executive Officers are employed on an at-will basis and none of the Named Executive Officers is a party to any employment agreement with the Company. Each of the executive officers may also receive discretionary bonuses as may be determined by the Compensation Committee.

Plan Based Awards

The following table provides information as to the grants of plan-based awards to each named executive officer during 2006. The table identifies the threshold (or minimum amount payable other than zero), target payable if specified performance goals are achieved, and maximum values of the 2006 incentive plan awards for each of the named executive officers.

GRANTS OF PLAN-BASED AWARDS TABLE

Name		Estimated possible payouts under Non-Equity Incentive Plan Awards (1)				Number of Securities Underlying Options Granted (#)(2)	Full grant date fair value of each equity award ($) (3)
	Grant Date	Threshold $	Target $	Maximum $	Grant Date
Anna M. Chagnon	02/07/06	—	150,000	—	08/03/06	50,000	163,005
John S. Collins	02/07/06	—	75,000	—	08/03/06	25,000	81,503
James P. Dore	02/07/06	—	75,000	—	08/03/06	25,000	81,503
Sampo Kaasila	02/07/06	—	75,000	—	08/03/06	25,000	81,503
Costas Kitsos	02/07/06	—	75,000	—	08/03/06	25,000	81,503

(1)	Amounts represent target amounts payable to each officer pursuant to our annual incentive plan, which plan does not have specific thresholds or maximums. For actual amounts paid (paid in February 2007) to each officer pursuant to this plan, see the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. For a discussion of the performance targets associated with these awards see “Compensation Discussion and Analysis”.
(2)	Amounts represent awards of options to purchase shares of Class A Common Stock at an exercise price of $4.45 per share, which was the fair market value of the shares on the date of grant as required by our 2006 Incentive Compensation Plan. These options expire on August 3, 2016 and vest in equal installments of 25% of each award on each of the first, second, third, and fourth anniversaries of the date of the grant.
(3)	Amounts represent the full grant date fair value assuming the closing price of the stock on the date of grant of the award as required by our 2006 Incentive Compensation Plan.

Outstanding Equity Awards at December 31, 2006

The following table sets forth, the number of unexercised options held by each named executive officer at year end, the exercise price and expiration date of each award. As of December 31, 2006 we have not made any stock awards.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006

	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Option Exercise Price ($/Sh)	Option Expiration Date
Name	Exercisable	Unexercisable
Anna M. Chagnon	40,000	—	2.0310	11/04/09
	42,899	—	2.0310	12/11/10
	40,000	—	3.9600	11/05/11
	66,667	33,333	3.0000	02/12/14
	40,000	20,000	1.5900	08/02/14
	—	50,000	4.4500	08/03/16

John S. Collins	10,000	—	2.0312	12/11/10
	20,000	—	3.9600	11/05/11
	16,666	8,334	1.5900	08/02/14
	—	25,000	4.4500	08/03/16

James P. Dore	1,667	—	1.3440	07/06/09
	6,667	—	2.5000	10/24/10
	6,000	—	3.9600	11/05/11
	50,000	—	1.7900	02/13/13
	16,666	8,334	1.5900	08/02/14
	10,000	20,000	2.3390	02/07/15
	—	25,000	4.4500	08/03/16

Sampo Kaasila	6,275	—	1.5900	01/25/09
	25,000	—	2.0310	12/11/10
	20,000	—	3.9600	11/05/11
	16,666	8,334	1.5900	08/02/14
	—	25,000	4.4500	08/03/16

Costas Kitsos	2,700	—	2.0310	11/04/09
	50,000	—	2.0310	12/11/10
	20,000	—	3.9600	11/05/11
	16,666	8,334	1.5900	08/02/14
	—	25,000	4.4500	08/03/16

All options outstanding as of December 31, 2006 have a ten year term. All options with an expiration date prior to June 2016 vest over a three year period in equal installments on the first, second, and third anniversary of the award. Options granted under the 2006 Incentive Compensation Plan, which include the options above with an expiration date of August 03, 2016, vest over a four year period in equal installments of 25% on the first, second, third, and fourth anniversary of the award.

Value Realized from Stock Options and Stock Appreciation Awards

The following table sets forth the number of options exercised and the value each named executive officer realized during 2006. As of December 31, 2006 we have not awarded any stock grants or stock appreciation rights.

OPTION EXERCISES AND STOCK VESTED DURING 2006

Name	Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Anna M. Chagnon	114,101	760,005
John S. Collins	30,000	52,901
James P. Dore	—	—
Sampo Kaasila	93,725	585,644
Costas Kitsos	57,300	328,772

(1)	The “value realized” represents the total value of gains on the date of exercise based on the actual sale prices or on the closing price that day if the shares were not sold that day, in each case less the exercise price of the stock options, without deducting taxes or commissions paid by employee.

Subsidiary Option Grants to Directors and Named Executive Officers

MyFonts.com, Inc. Option Grants

No Options to purchase the common stock of MyFonts.com, Inc. were granted to any of the Directors or Named Executive Officers of the Company during the year ended December 31, 2006.

EXECUTIVE AGREEMENTS

All of the Company’s Named Executive Officers are employed on an at-will basis and none of the Named Executive Officers is a party to any employment agreement with the Company. Each of the executive officers may also receive discretionary bonuses as may be determined by the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2006, Messrs. Beitzel, Kaminski, and Lubrano fulfilled all functions of the Compensation Committee with regard to determining compensation of executive officers of the Company.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

The following table sets forth certain information as of April 12, 2007, with respect to the Class A Common Stock of the Company owned or deemed beneficially owned as determined under the rules of the Securities and Exchange Commission, directly or indirectly, by each stockholder known to the Company to own beneficially more than 5% of the Company’s Class A Common Stock, by each director, by the executive officers named in the Summary Compensation Table included elsewhere herein, and by all directors and executive officers of the Company and its subsidiaries as a group. In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Class A Common Stock of the Company if he or she has or shares voting power or investment power with respect to such security or has the right to acquire beneficial ownership at any time within 60 days of April 12, 2007. As used herein “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose of or direct the disposition of shares. Except as indicated in the notes following the table below, each person named has sole voting and investment power with respect to the shares listed as being beneficially owned by such person.

Name and Address (2)	Number (1)	Percent of Common Stock (1)
Principal Stockholders
AIGH Investment Partners, LLC (3) 6006 Berkeley Ave Baltimore, MD 21209	634,685	6.58%

Bjurman, Barry & Associates (4) 10100 Santa Monica Boulevard, Suite 1200 Los Angeles, CA 90067	600,150	6.22%

Oppenheimer Funds, Inc. (5) Two World Financial Center 225 Liberty Street, 11th Floor New York, NY 10281-1008	558,200	5.79%

Directors and Executive Officers
Charles Ying (6)	601,957	5.95%
David G. Lubrano (7)	464,821	4.54%
George B. Beitzel (8)	436,698	4.36%
Amos Kaminski (9)	400,666	4.01%
Anna M. Chagnon (10)	293,689	2.96%
James P. Dore (11)	101,000	1.04%
John S. Collins (12)	97,384	1.00%
Costas Kitsos (13)	89,366	*
Sampo Kaasila (14)	86,941	*
All directors and executive officers as a group (9 persons) (6)(7)(8)(9)(10)(11)(12)(13)(14)	2,572,522	23.20%

*	Less than one percent
(1)

Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Class A Common Stock shown as beneficially owned by them, subject to community property laws where applicable. The information presented with respect to the Principal Stockholders is based on reports of beneficial ownership on Schedules 13D and 13G delivered to the Company pursuant to the Exchange Act and such other information as may have been provided to the Company by any such Principal Stockholder. In accordance with the rules of the Securities and Exchange Commission, Class A Common Stock subject to stock options or warrants which are currently exercisable or which become exercisable within 60 days after April 12, 2007, are deemed outstanding for computing the share ownership and percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person. The inclusion herein of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(2)	Unless otherwise indicated, the address of the officer listed is: c/o Bitstream Inc., 245 First Street, 17th Floor, Cambridge, MA 02142.
(3)	Based upon the information provided pursuant to a joint statement on a Schedule 13G filed with the SEC on February 14, 2007 by AIGH Investment Partners, LLC.
(4)	Based upon the information provided pursuant to a joint statement on a Schedule 13G filed with the SEC on February 15, 2007 by Bjurman, Barry & Associates.
(5)	Based upon the information provided pursuant to a joint statement on a Schedule 13G filed with the SEC on March 28, 2007 by Oppenheimer Funds Inc.
(6)	Includes 476,666 shares issuable to Mr. Ying upon the exercise of options.
(7)	Includes 6,666 shares issuable to Mr. Lubrano upon the exercise of options.
(8)	Includes 210,666 shares issuable to Mr. Beitzel upon the exercise of options.
(9)	Includes 196,666 shares issuable to Mr. Kaminski upon the exercise of options, and 20,000 shares held of record by Interfid Ltd. of which Mr. Kaminski is President and a director and, therefore, Mr. Kaminski may be deemed a beneficial owner of such shares.
(10)	Includes 242,899 shares issuable to Ms. Chagnon upon the exercise of options. Also includes 4,500 shares issuable upon the exercise of options held of record by Michael Chagnon, an employee of the Company and Ms. Chagnon’s spouse, and, therefore, Ms. Chagnon may be deemed a beneficial owner of such shares and 46,290 shares held by Ms. Chagnon and her husband as joint tenants.
(11)	Includes 101,000 shares issuable to Mr. Dore upon the exercise of options.
(12)	Includes 46,666 shares issuable to Mr. Collins upon the exercise of options, and 50,718 shares held by Mr. Collins and his wife as joint tenants.
(13)	Includes 89,366 shares issuable to Mr. Kitsos upon the exercise of options.
(14)	Includes 67,941 shares issuable to Mr. Kaasila upon the exercise of options and 19,000 shares held by Mr. Kaasila and his wife as joint tenants.

We are not aware of any arrangements including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

DEADLINES FOR SUBMISSION OF STOCKHOLDER PROPOSALS

Proposals of security holders intended to be presented at the next Annual Meeting of Stockholders of the Company to be held during 2008, pursuant to Rule 14a-8 promulgated under the Exchange Act, must be received by us at our principal executive office in Cambridge, Massachusetts before December 26, 2007 for inclusion in our proxy and proxy statement relating to said meeting. Any stockholder desiring to submit a proposal should consult applicable regulations of the Securities and Exchange Commission. For non-Rule 14a-8 proposals, our By-laws provide that any stockholder of record wishing to have a stockholder proposal considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to our Corporate Secretary at our principal executive office not earlier than 45 days before the date on which we first mailed our proxy materials for the preceding year’s Annual Meeting of Stockholders (if such proxy materials were mailed) and 60 days prior to the first anniversary of the preceding year’s Annual Meeting of Stockholders, nor later than 90 days prior to the first anniversary of the preceding year’s Annual Meeting of Stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to, or delayed by more than 60 days after, such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. If a security holder fails to notify us, pursuant to the requirements of the advance notice provisions of the By-laws, of a non-Rule 14a-8 stockholder proposal which it intends to submit at our next Annual Meeting of Stockholders to be held during 2008, the proxy solicited by the Board with respect to such meeting may grant discretionary authority to the proxies named therein to vote with respect to such matter.

ANNUAL REPORT AND FORM 10-K

Our Annual Report to Stockholders, including financial statements, for the year ended December 31, 2006 is being furnished to our stockholders of record concurrently with this Proxy Statement. The Annual Report to Stockholders does not, however, constitute a part of the proxy soliciting material.

Our Annual Report filed with the Securities and Exchange Commission on Form 10-K, which includes our consolidated financial statements, is available to stockholders without charge upon written request to the President and General Counsel of the Company at 245 First Street, 17th Floor, Cambridge, Massachusetts 02142.

OTHER MATTERS

As of the date of this Proxy Statement, the management of the Company knows of no business other than that referred to in the foregoing Notice of Annual Meeting of Stockholders and Proxy Statement which may come before the Meeting. Should any other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment on such matters.

APPENDIX A

Bitstream Inc.

AUDIT COMMITTEE CHARTER

GENERAL

This charter governs the operations of the Audit Committee (the ‘Committee”). The Committee shall review and reassess the charter at least annually and submit any proposed amendments thereto to the Board of Directors for approval. The purpose of the Audit Committee is to assist the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process. The Committee reviews the Company’s accounting practices, internal accounting controls and financial results and oversees the engagement of the Company’s independent auditors. The Committee also oversees management’s performance of its responsibility for the integrity of the Company’s accounting and financial reporting and its systems of internal controls, the performance and qualifications of the independent auditor (including the independent auditor’s independence), and the Company’s compliance with legal and regulatory requirements.

The Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, unless otherwise determined by the Board of Directors and disclosed in the Company’s annual proxy statement. The Committee shall comprise at least three directors, each of whom are “independent” within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards and any additional regulations or amendments thereto including those issued by the State of Delaware and the Securities and Exchange Commission (“SEC”). Audit Committee members shall have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members shall be financially literate or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee and at least one member must have accounting or related financial management expertise, as such qualifications are interpreted by the Board of Directors. At least one member of the Audit Committee shall be an “audit committee financial expert”, as defined by the SEC rules. The compensation of the Audit Committee members shall be determined by the Board of Directors. No member of the Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or one of its committees. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to the books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose. The Company shall provide appropriate funding as determined by the Committee to permit the Committee to perform its duties under this charter and to compensate any retained experts. In carrying out its oversight role, the Committee is relying on information provided by the Company’s management and its independent auditor. The Company’s management is responsible for preparing the Company’s financial statements and providing all required certifications relating to those financial statements and the Independent auditor is responsible for auditing those financial statements.

The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee may meet with management and the independent auditor in separate executive sessions as it deems necessary. The Committee shall meet with the independent auditor and management to review the Company’s financial statements and reports contained in the Company’s annual and quarterly filings with the SEC. The Committee shall maintain written minutes of its meetings, which shall be filed with the minutes of the meetings of the Board of Directors.

RESPONSIBILITIES

Oversight of Independent Auditors

The Audit Committee shall be directly responsible for appointing, evaluating, retaining and terminating the engagement of the independent auditor. The independent auditor shall report directly to the Committee and the Committee shall review and approve their planned scope for the annual audit and shall oversee their audit work.

The Audit Committee, at least annually, shall assess the independent auditor’s independence and shall obtain and review a report by the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Committee shall engage in a dialogue with the independent auditor concerning any disclosed relationships or services that might impact the independence of the auditor. The Committee shall ensure the rotation, as required by applicable law or regulation, of the lead and or concurring-review partners of the independent auditor.

The audit Committee shall pre-approve all audit and permissible non-audit services to be performed by the independent auditors during the year, including any audit or audit related services to be performed by an auditor other than the Company’s principal audit firm. The Audit Committee shall pre-approve services by authorizing specific projects. The Audit Committee Chair shall have the authority to address any requests for pre-approval of services between Audit Committee meetings, and the Chair must then report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The Audit Committee, at least annually, shall review with management and the independent auditors the adequacy of the Company’s internal controls and the application of accounting principles. The Committee shall review reports required to be made by the independent auditor regarding critical accounting policies and practices, alternative treatments within generally accepted accounting principles for policies and practices related to matters that have been discussed with the Company’s management, and any other written communications between the independent auditor and the Company’s management.

The Audit Committee, at least annually, shall review with the independent auditor any audit problems or difficulties encountered in the course of their audit work and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information and any significant disagreements with management.

The Audit Committee, at least annually, shall review with the independent auditor any accounting adjustments that were noted or proposed by the auditor but were passed as immaterial or otherwise. The Committee shall also discuss with management and the independent auditor the significance and appropriateness of any significant judgments made by management in the preparation of the financial statements.

Oversight of Controls, Procedures, Legal Compliance and Ethics

The Audit Committee, shall review quarterly with management its evaluation of the Company’s procedures and controls designed to ensure that information required to be disclosed in its periodic public reports is recorded, processed, and reported in such reports within the time periods specified by the SEC, and consider the necessity for any changes in light of management’s evaluation of the effectiveness of such procedures and controls.

The Audit Committee shall establish and at least annually review procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, and the confidential submission by employees of the Company of concerns regarding questionable accounting practices. The Committee shall adopt appropriate remedial procedures or actions necessary with respect to such complaints or concerns.

The Audit Committee shall review periodically and recommend amendments to the Company’s Code of Business Conduct and Ethics and ensure prompt disclosure to the public of any changes approved by the Board of Directors.

The Audit Committee shall prepare the Committee’s report required by the rules of the SEC to be included in the Company’s annual proxy statement.

The Audit Committee shall review legal and regulatory matters that could have a material impact on the Company’s financial statements or compliance policies periodically with the Company’s General Counsel.

BITSTREAM INC.
		C123456789
MR A SAMPLE DESIGNATION (IF ANY)	000004	000000000.000000 ext	000000000.000000 ext
ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6		000000000.000000 ext	000000000.000000 ext
		000000000.000000 ext	000000000.000000 ext

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

ê  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ê

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold
01 - George B. Beitzel	☐	☐	02 - Anna M. Chagnon	☐	☐	03 - Amos Kaminski	☐	☐

04 - David G. Lubrano	☐	☐	05 - Charles Ying	☐	☐

	For	Against	Abstain

2. In their discretion, the proxies are authorized to vote upon such matters as may properly come before the meeting or any postponement or adjournment thereof.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date this Proxy and sign your name exactly as it appears hereon. When there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, this Proxy should be signed by a duly authorized officer. If a partnership, an authorized person should sign in the partnership name.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box
/ /

Dear Stockholder:

Please take note of the important information enclosed with this proxy.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it, and return your proxy in the enclosed postage paid envelope.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Bitstream Inc.

ê  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ê

Proxy — BITSTREAM INC.

245 First Street, 17th Floor

Cambridge, Massachusetts 02142-1200

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Charles Ying and Anna Chagnon, or either of them, proxies of the undersigned with full power of substitution, to vote all shares of Class A Common Stock, $0.01 par value (“Class A Common Stock”) of Bitstream Inc. (the “Company”) held of record by the undersigned on April 12, 2007, at the Company’s Annual Meeting of Stockholders to be held May 24, 2007 and at any adjournment thereof.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THIS PROXY WILL BE VOTED “FOR” ITEM (1) AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING.

Please date, sign and return this Proxy Card in the enclosed envelope. No postage required if mailed in the United States.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE